Exhibit 10.23

AMENDMENT NUMBER ONE
TO THE
LOWE’S COMPANIES, INC. 2006 LONG TERM INCENTIVE PLAN

This Amendment Number One to the Lowe’s Companies, Inc. 2006 Long Term Incentive Plan (the “Plan”) is adopted by Lowe’s Companies, Inc. (the “Company”) effective as of December 31, 2008.

W I T N E S S E T H:

WHEREAS, the Company currently maintains the Lowe’s Companies, Inc. 2006 Long Term Incentive Plan; and

WHEREAS, the Company desire to amend the Plan to eliminate the mandatory deferral of any currently outstanding stock awards under the Plan or any stock awards made on or after January 1, 2009; and

WHEREAS, under Section 15.1 of the Plan, the Company may amend the Plan at any time;

NOW, THEREFORE, effective as of December 31, 2008, the Company hereby amends Article XI of the Plan by adding the following new Section 11.5 to the end thereof:

Section 11.5   Termination of Mandatory Deferrals.  Notwithstanding any contrary provision of the Plan, no Participant shall earn a Deferred Stock Benefit under the Plan with respect to any Stock Award or award of Performance Shares outstanding or awarded on and after January 1, 2009.

IN WITNESS WHEREOF, the Company has adopted this Amendment Number One to the Plan effective as of the day and year first above written.

LOWE’S COMPANIES, INC.

By: _____________________________
Name: ___________________
Title: ____________________